ORRSTOWN
Financial Services, Inc.

Earnings Presentation

First Quarter 2026

April 22, 2026

Cautionary Note Regarding Forward Looking Statements | Non-GAAP Disclosures

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "project," "forecast," "goal," "target," "would" and "outlook," or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates, predictions or projections about events or the Company's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will achieve the desired level of new business development and new loans, growth in the balance sheet and fee-based revenue lines of business, successful merger and acquisition activity and cost savings initiatives and continued reductions in risk assets or mitigation of losses in the future. Factors which could cause the actual results of the Company's operations to differ materially from expectations include those detailed in our Annual Report on Form 10-K for the year ended December 31, 2025 under the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and in subsequent filings made with the Securities and Exchange Commission.

The foregoing list of factors is not exhaustive. If one or more events related to these or other risks or uncertainties materializes, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company disclaims any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

The review period for subsequent events extends up to and includes the filing date of a public company's financial statements, when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information presented in this announcement is subject to change. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only and are not forecasts and may not reflect actual results.

Non-GAAP Disclosures

In this presentation, we refer to tangible book value per share, fee income to operating revenue, adjusted net income, adjusted diluted EPS, adjusted ROAA, adjusted ROAE and the efficiency ratio, which are non-GAAP measures. For a reconciliation of these non-GAAP measures to GAAP results and our rationale for usage of non-GAAP measures, please refer to the GAAP to Non-GAAP reconciliation.

Financial Highlights

	1Q26	4Q25	1Q25	Qtr / Qtr Chge	Yr / Yr Chge
Net Income [1]	$ 21.8	$ 21.5	$ 18.1	1.5%	20.8%
Net Income, Adjusted [1,2]	n/a	n/a	$ 19.3	n/a	n/a
Diluted EPS	$ 1.12	$ 1.11	$ 0.93	1.3%	20.3%
Diluted EPS, Adjusted [2]	n/a	n/a	$ 1.00	n/a	n/a
Assets [1]	$ 5,577.0	$ 5,542.3	$ 5,441.6	0.6%	2.5%
Loans [1]	$ 4,061.3	$ 4,020.7	$ 3,876.0	1.0%	4.8%
Deposits [1]	$ 4,627.4	$ 4,528.8	$ 4,633.7	2.2%	-0.1%
ROAA (Annualized)	1.59%	1.55%	1.35%	5 bps	24 bps
ROAA (Annualized), Adjusted [2]	n/a	n/a	1.45%	n/a	n/a
ROAE (*Annualized*)	14.76%	14.73%	13.98%	3 bps	78 bps
ROAE (*Annualized*), Adjusted [2]	n/a	n/a	14.97%	n/a	n/a
Efficiency Ratio	56.9%	57.5%	63.2%	-67 bps	-635 bps
Efficiency Ratio, Adjusted [2]	n/a	n/a	60.5%	n/a	n/a
Net Interest Margin	3.90%	4.00%	4.00%	-10 bps	-10 bps

1 - $ In Millions
2 - Non-GAAP adjustments for certain charges in 2025. Please refer to the GAAP to Non-GAAP reconciliation.

Quarterly Commentary

- Delivered strong earnings for the quarter while improving our capital positions.
- Achieved solid loan growth while building upon a strong pipeline heading into the second quarter.
- Net interest margin reflects a full quarter impact from the changes in short-term interest rates at the end of last year in addition to lower accretion from the purchase accounting marks.
- Credit quality remains sound as classified loans declined for the quarter.
- Fee income included the recognition of $2.4 million in death benefits from the company-owned life insurance policies.
- Operating expenses declined for the quarter, reflecting lower salaries and benefits costs and decreased dependence on third-party professional services.
- Capital strength continues to build, driven by strong earnings, with all ratios comfortably above well-capitalized levels.
- A cash dividend of $0.30 per share was declared by the Board of Directors and will be paid on May 12, 2026.
- With the first quarter behind us, management believes the company is positioned well to meet its goals and objectives for 2026.

Net Interest Margin

Net Interest Income and Margin



4.00%
4.07%
4.11%
4.00%
3.90%
$48.8
$49.5
$51.0
$50.5
$49.0
1Q25
2Q25
3Q25
4Q25
1Q26
Net Interest Income ($ in millions)
Net Interest Margin

Change in Deposit Cost [1]



4.33%
4.33%
4.29%
3.90%
3.64%
2.65%
2.51%
2.49%
2.46%
2.41%
1Q25
2Q25
3Q25
4Q25
1Q26
Cost of Interest Bearing Deposits
Fed Funds

Yields on Assets and Liabilities



6.17%
6.13%
6.19%
6.01%
5.91%
2.76%
2.64%
2.67%
2.58%
2.56%
1Q25
2Q25
3Q25
4Q25
1Q26
Interest Earning Assets
Interest Bearing Liabilities

- **Net interest income, which totaled $49.0 million, declined by $1.5 million from the prior quarter.**
  - *The first quarter of 2026 had two less days compared to the fourth quarter of 2025.*
  - *The net interest margin fell by 10 basis points to 3.90%.*
  - *The margin for the quarter included net accretion of purchase accounting marks totaling $4.7 million, or 37 basis points, compared to $5.3 million, or 41 basis points, in the fourth quarter of 2025.*
  - *Yields on earning assets declined by 10 basis point as the yield on loans and securities fell by 13 and seven basis points, respectively. The impact from the reduction in short-term interest rates in December 2025, as well as lower accretion from the purchase accounting marks contributed to the decrease in yields.*
  - *Cost of interest-bearing liabilities fell by 2 basis points. Rate adjustments on deposits made in the middle of the first quarter 2026 should bring the cost of interest-bearing liabilities down further in the second quarter.*

1- Fed Funds represents the three-month average of the monthly Fed Funds Effective Rates for the quarter using FRED published by the Federal Reserve Bank of St. Louis.

Fee Income

Non-Interest Income


$ In Millions
$11.6
$12.9
$13.4
$14.4
$15.6
1Q25
2Q25
3Q25
4Q25
1Q26

- **Noninterest income increased by $1.2 million to $15.6 million from the fourth quarter of 2025.**
  - *Income from life insurance increased by $2.4 million due to the recognition of death benefits.*
  - *Swap fees on loans increased by $0.2 million to $1.3 million for the quarter.*
  - *Wealth management income totaled $5.6 million, which was a decline of $0.2 million from the prior quarter.*
  - *Income from service charges totaled $2.9 million, a decline of $0.3 million from the prior quarter due to a decrease in interchange income related to seasonality in debit card activity.*
  - *Other income declined by $0.6 million as the prior quarter included solar tax credit income totaling $0.3 million and other one-time credits.*

Non-Interest Income Breakout [1]


24%
9%
1%
18%
36%
10%
2%
Wealth management
Mortgage banking
Interchange income
Service charges
Income from life Insurance
Swap fee income
Other income

24.1% [2]

Fee Income / Operating Revenue

1 – Financial data for the three months ending March 31, 2026.
2 - Non-GAAP calculation - Please refer to the GAAP to Non-GAAP reconciliation.

Non-Interest Expenses

Non-Interest Expenses



$ In Millions
$38.2
$37.6
$36.3
$37.4
$36.7
1Q25
2Q25
3Q25
4Q25
1Q26
Salaries & Benefits
Occupancy & Equipment
Data Processing
Professional Fees
Intangible Asset Amort
Merger Related Costs
Other
Total

Efficiency Ratio [1]



60.5%
58.7%
56.4%
57.5%
56.9%
1Q25
2Q25
3Q25
4Q25
1Q26

- **Non-interest expenses declined by $0.7 million quarter-over-quarter, totaling $36.7 million for the three months ended March 31, 2026.**
  - *Salaries and benefits declined by $0.8 million. The prior quarter costs were elevated primarily due to year-end incentive accruals.*
  - *Professional fees decreased by $0.7 million due to reduced reliance on third-party assistance with internal projects.*
  - *Taxes other than income increased by $0.5 million in the three months ended March 31, 2026. This increase reflects the tax credits recognized in the fourth quarter of 2025 from charitable contributions.*

1 - Non-GAAP adjustments for certain charges in 2025. Please refer to the GAAP to Non-GAAP reconciliation.

Credit Quality

Charge-offs & Non-Performing Loans



0.42%
0.42%
0.48%
0.51%
0.56%
0.03%
0.01%
0.02%
0.05%
0.09%
1Q25
2Q25
3Q25
4Q25
1Q26
NCOs / Avg. Loans
NPAs / Total Assets

ACL Ratios



1.23%
1.22%
1.21%
1.19%
1.17%
210%
214%
184%
170%
158%
1Q25
2Q25
3Q25
4Q25
1Q26
Reserves / NPLs
Reserves / Total Loans

- **The allowance for credit losses ("ACL") on loans totaled $47.5 million at March 31, 2026.**
  - *The ACL as a percentage of total loans ended the quarter at 1.17%.*
  - *The Bank recorded provision expense of $0.7 million and net charge-offs of $0.9 million during the quarter.*
  - *Classified loans, which totaled $57.6 million at March 31, 2026, decreased by $0.8 million from the prior quarter.*
  - *Non-accrual loans totaled $30.0 million, or 0.74%, of total loans at March 31, 2026.*
  - *Management believes the ACL to be adequate based on current asset quality metrics and economic forecasts.*

Earnings & Key Performance Metrics

Earnings [1]



$1.00
$1.04
$1.13
$1.11
$1.12
$0.26
$0.26
$0.27
$0.27
$0.30
$19.3
$20.2
$21.9
$21.5
$21.8
1Q25
2Q25
3Q25
4Q25
1Q26
Net Income ($ in Millions)
Diluted EPS
Dividend Paid

Tangible Common Equity and TCE/TA %



7.9%
8.3%
8.8%
9.0%
9.2%
$429
$445
$470
$492
$505
1Q25
2Q25
3Q25
4Q25
1Q26
Tangible Common Equity ($M)
TCE / TA (%)

Return on Average Assets & Equity [1]



14.97%
15.12%
15.72%
14.73%
14.76%
1.45%
1.51%
1.60%
1.55%
1.59%
1Q25
2Q25
3Q25
4Q25
1Q26
ROAE
ROAA

Tangible Book Value per Share (“TBVPS”)



$21.99
$22.77
$24.12
$25.21
$25.76
1Q25
2Q25
3Q25
4Q25
1Q26

1 - Non-GAAP adjustments for certain charges in 2025. Please refer to the GAAP to Non-GAAP reconciliation.

Loans

Trend [1]

$ In Millions


$3,876
$3,931
$3,980
$4,021
$4,061
$785
$824
$834
$848
$856
$3,091
$3,108
$3,146
$3,173
$3,205
1Q25
2Q25
3Q25
4Q25
1Q26
Commercial
Consumer


$2,151
$2,298
$3,931
$4,021
$4,061
$431
$468
$788
$848
$856
$1,721
$1,831
$3,143
$3,173
$3,205
2022
2023
2024
2025
1Q26
Commercial Loans
Consumer Loans

Composition [2]


Non-owner occupied CRE 33%
Agricultural 3%
Multi-family 5%
Non-owner occupied residential 4%
Commercial & industrial 12%
Residential mortgage 21%
Acquisition & development 6%
Owner occupied CRE 16%
Yield on Loans: 6.29% 3

- **Loans held for investment increased by $40.6 million, or approximately 4% annualized, from the prior quarter.**
  - *Commercial loans increased by $31.6 million, or 4.0% annualized, while residential mortgages increased by $10.1 million, or 5.0% annualized.*
  - *Commercial loan production for the quarter totaled $211.4 million with outstanding balances at quarter-end of $144.6 million and a blended rate of 5.94%.*
  - *Pipeline remains strong heading into the second quarter of 2026.*

1 - End of period balances.
2 - Financial data as of March 31, 2026.
3 - Yield on Loans represents three months ending March 31, 2026.

Deposits

Trend [1]



$ In Millions
$4,634
$945
$3,688
$4,517
$887
$3,629
$4,534
$924
$3,610
$4,529
$902
$3,627
$4,627
$911
$3,717
1Q25
2Q25
3Q25
4Q25
1Q26
Core Deposits
Time Deposits

Composition [2]



Interest DDA 27%
Money Markets 29%
Savings 5%
Time Deposits 20%
Non-Interest DDA 19%
Cost of Deposits: 1.96% [3]

- **Deposits increased by $98.7 million over the prior quarter.**
  - *Demand deposits increased by $84.9 million, while money markets and time deposits rose by $8.8 million and $7.6 million, respectively.*
  - *Savings deposits declined by $2.6 million.*
  - *Deposit growth accelerated in the second half of the quarter, enabling the Bank to reduce borrowings as well as its go-forward funding costs, which should become more apparent in the second quarter.*
  - *The Bank's loan-to-deposit ratio was 88% at March 31, 2026.*

80% Core Deposits

88% Loan-to-Deposit Ratio

1 - End of period balances.
2 - Financial data as of March 31, 2026.
3 - Cost of Deposits represents three months ending March 31, 2026.

Investments

Portfolio Metrics	
Total Portfolio (FV)	$947.0MM
% of Assets	17.0%
Duration	4.7 Years
Yield	4.51%
AOCI (Tax Adj.)	($19.7MM)

Trends – Balances / AOCI / Yields [1,2]



4.65%
4.70%
4.67%
4.58%
4.51%
$855.5
$885.4
$890.4
$952.7
$947.0
($24.0)
($24.5)
($17.5)
($15.2)
($19.7)
1Q25
2Q25
3Q25
4Q25
1Q26
Portfolio Balance
AOCI
Yield

1 - End of period balances at fair value.
2 - Yields based on quarterly average – See Analysis of Net Interest Income table in earnings release.
3 - Financial data as of March 31, 2026.

Composition [3]



Agency CMO
37%
Agency MBS
32%
Other
2%
ABS
8%
Municipal
21%

- **The investment portfolio decreased by $5.7 million during the first quarter.**
  - *The Bank purchased $23.1 million of investment securities during the quarter, which was offset by $23.4 million of paydowns.*
    - *The purchases primarily consisted of agency mortgage-backed securities and non-agency collateralized mortgage obligations.*
  - *Net unrealized losses increased by $6.8 million from December 31, 2025, due to higher market interest rates and the widening of spreads at the end of the first quarter.*
- **All investment securities are classified as available-for-sale.**

Capital

Total Risk Based Capital Ratio



13.1%
13.0%
13.3%
13.3%
13.1%
12.9%
13.3%
13.3%
13.5%
13.6%
1Q25
2Q25
3Q25
4Q25
1Q26
Total Company
Bank
Well Capitalized @ 10.0%

- Ratios remain sound and capital generation expectations are strong going forward.
- All capital ratios applicable to the Company and Bank were above relevant regulatory minimum levels to be deemed "well capitalized" under current bank regulatory guidelines.

Tier 1 Risk Based Capital Ratio



10.8%
11.9%
11.1%
12.1%
11.3%
11.8%
11.7%
12.2%
12.0%
12.5%
1Q25
2Q25
3Q25
4Q25
1Q26
Total Company
Bank
Well Capitalized @ 8.0%

Leverage Ratio



8.6%
9.5%
9.0%
9.8%
9.3%
9.6%
9.5%
9.9%
9.7%
10.2%
1Q25
2Q25
3Q25
4Q25
1Q26
Total Company
Bank
Well Capitalized @ 5.0%

Guidance through 2026

Loan Growth	5.0% annualized growth
Margin	Range: 3.90% to 4.00%
Non-Interest Income	Range: $53.0 million to $55.0 million (annualized)
Non-Interest Expenses	Range: $148.0 million to $151.0 million (annualized)
Effective Tax Rate	Approximately 21%

Q & A

Reconciliation of Non-GAAP Measures to GAAP Results

As a result of acquisitions, the Company has intangible assets consisting of goodwill and core deposit and other intangible assets.

Management believes providing certain “non-GAAP” financial information will assist investors in their understanding of the effect of acquisition activity on reported results, particularly to overcome comparability issues related to the influence of intangibles (principally goodwill) created in acquisitions. Management also believes providing certain other “non-GAAP” financial information will assist investors in their understanding of the effect on recent financial results of non-recurring charges associated with increasing operational efficiencies for the long-term.

Tangible book value, tangible book value per common share, fee income to operating revenue, adjusted net income, adjusted diluted EPS, adjusted ROAA, adjusted ROAE and adjusted efficiency ratio, as used by the Company in this presentation, are determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). While we believe this information is a useful supplement to GAAP based measures presented in this presentation, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure included in this presentation together with its most directly comparable GAAP based measure.

GAAP to Non-GAAP Reconciliation

Net Income / Diluted EPS / Ratios	1Q25	2Q25	3Q25	4Q25	1Q26
(Presented In Millions except for Diluted EPS)					
Average Assets	$ 5,425.7	$ 5,374.8	$ 5,420.8	$ 5,505.3	$ 5,548.8
Average Equity	523.7	535.7	551.9	578.9	599.3
Net Income (GAAP)	**$ 18.1**	**$ 19.4**	**$ 21.9**	**$ 21.5**	**$ 21.8**
Add Merger Related Expense	1.6	1.0	-	-	-
Less Related Tax Effect	(0.4)	(0.2)	-	-	-
Adjusted Net Income (Non-GAAP)	**$ 19.3**	**$ 20.2**	**$ 21.9**	**$ 21.5**	**$ 21.8**
Diluted Shares	**19.3**	**19.3**	**19.4**	**19.4**	**19.4**
Diluted EPS (GAAP) [1]	**$ 0.93**	**$ 1.01**	**$ 1.13**	**$ 1.11**	**$ 1.12**
Adjusted Diluted EPS (Non-GAAP) [1]	**$ 1.00**	**$ 1.04**	**n/a**	**n/a**	**n/a**
ROAA (GAAP) [1]	**1.35%**	**1.45%**	**1.60%**	**1.55%**	**1.59%**
Adjusted ROAA (Non-GAAP) [1]	**1.45%**	**1.51%**	**n/a**	**n/a**	**n/a**
ROAE (GAAP) [1]	**13.98%**	**14.56%**	**15.72%**	**14.73%**	**14.76%**
Adjusted ROAE (Non-GAAP) [1]	**14.97%**	**15.12%**	**n/a**	**n/a**	**n/a**

1 - Annualized

GAAP to Non-GAAP Reconciliation

Efficiency Ratio (Non-GAAP)	1Q25	2Q25	3Q25	4Q25	1Q26
(Presented In Millions)					
Net Interest Income	$ 48.8	$ 49.5	$ 51.0	$ 50.5	$ 49.0
Plus Non-Interest Income	11.6	12.9	13.4	14.4	15.6
Total Revenue (A)	**$ 60.4**	**$ 62.4**	**$ 64.4**	**$ 64.9**	**$ 64.6**
Non-Interest Expense	$ 38.2	$ 37.6	$ 36.3	$ 37.4	$ 36.7
Less Merger Related Expense	(1.6)	(1.0)	-	-	-
Adjusted Non-Interest Expense (B)	**$ 36.5**	**$ 36.6**	**$ 36.3**	**$ 37.4**	**$ 36.7**
Adjusted Efficiency Ratio (B / A)	**60.5%**	**58.7%**	**56.4%**	**57.5%**	**56.9%**

Fee Income / Total Revenue Ratio (Non-GAAP)	1Q25	2Q25	3Q25	4Q25	1Q26
(Presented In Millions)					
Net Interest Income	$ 48.8	$ 49.5	$ 51.0	$ 50.5	$ 49.0
Plus Non-Interest Income (B)	11.6	12.9	13.4	14.4	15.6
Total Revenue (A)	**$ 60.4**	**$ 62.4**	**$ 64.4**	**$ 64.9**	**$ 64.6**
Fee Income / Total Revenue Ratio (B / A)	**19.2%**	**20.7%**	**20.8%**	**22.2%**	**24.1%**

GAAP to Non-GAAP Reconciliation

Tangible Book Value (Non-GAAP)	1Q25	2Q25	3Q25	4Q25	1Q26
(Presented in Millions except for Tangible Book Value Per Share)					
Total Shareholders' Equity (GAAP)	$ 532.9	$ 548.4	$ 571.9	$ 591.5	$ 603.2
Less Goodwill	68.1	69.8	69.8	69.8	69.8
Less Intangible Assets	45.2	42.7	40.3	38.0	35.8
Less Related Tax Effect	(9.5)	(9.0)	(8.5)	(8.0)	(7.5)
Tangible Book Value (Non-GAAP) (A)	**$ 429.1**	**$ 444.9**	**$ 470.3**	**$ 491.8**	**$ 505.2**
Ending Period Shares Outstanding (B)	**19.5**	**19.5**	**19.5**	**19.5**	**19.6**
Tangible Book Value (Non-GAAP) / Shares Outstanding (A / B)	**$ 21.99**	**$ 22.77**	**$ 24.12**	**$ 25.21**	**$ 25.76**